UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

CANNABIS SCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	000-28911	91-1869677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6946 N Academy Blvd, Suite B #254 Colorado Springs, CO	80918
(Address of principal executive offices)	(Zip Code)

1.888.889.0888

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2011 Cannabis Science, Inc.(the “Company”), filed an amendment to its Articles of Incorporation to create an additional class of common stock pursuant to the Company’s Definitive Information Statement on Schedule 14C which was filed with the Securities and Exchange Commission on August 18, 2011 (information incorporated by reference herein).  The Company now has three classes of authorizes stock:  Class A Common Stock (new class), Class B Common Stock (current class) and Series A Preferred Stock.  The Company will now issue the dividend to its shareholders of record as of December 31, 2010 so they receive 1 share of the new Class A common stock and 1 non-transferable share purchase warrant for each 10 shares of the former Class B common stock that they previously owned as of the record date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SCIENCE, INC.

Date: November 15, 2011	By:	/s/ Dr. Robert J. Melamede
Dr. Robert J. Melamede, President & C.E.O.